Exhibit 10.1

UNSECURED PROMISSORY NOTE

$3,000,000	November 16, 2006

FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY, ENVIRONMENTAL TECTONICS CORPORATION, a Pennsylvania corporation (hereinafter referred to and obligated as “Borrower”), absolutely and unconditionally promises to pay to the order of H. F. Lenfest, together with his successors and assigns, (“Lender”), at such address as Lender shall designate to Borrower, the principal sum of the lesser of (i) the principal sum of $3,000,000 and (ii) the outstanding balance hereunder, in lawful money of the United States of America with interest on the unpaid principal balance from time to time outstanding, in accordance with the terms of this Unsecured Promissory Note (this “Note”). All outstanding principal and any accrued and unpaid interest thereon shall be due and payable on the earlier of October 6, 2007 or such date as Borrower draws down sufficient funds to satisfy all amounts due under this Note pursuant to the Preferred Stock Purchase Agreement, dated as of April 6, 2006 between Borrower and Lender (the “Maturity Date”), unless sooner accelerated in accordance with this Note.

The amount of all advances made to Borrower and all payments of principal and interest in respect of such advances, together with all other fees, charges, payments and other obligations of Borrower under this Note, shall be evidenced by Lender’s records, which shall be presumptive evidence as to the amount of unpaid obligations owed by Borrower; provided, however, that Lender’s failure to make any such notation shall not affect the obligation of Borrower to repay all outstanding obligations to Lender when otherwise due.

1. Interest.

(a) During the period beginning on the date hereof and ending on the Maturity Date, in the absence of an Event of Default, Borrower shall pay interest on the outstanding principal balance under this Note at the annual rate of six (6%) percent, payable in arrears on the Maturity Date. Interest shall accrue on each loan evidenced by this Note as of the date of the funding of such loan and, to the extent not paid, shall compound on the first day of each month.

(b) After the occurrence and during the continuance of an Event of Default, interest shall accrue and be payable, on demand, at the per annum rate (the “Default Rate”) of ten (10%) percent.

(c) Interest shall continue to accrue on the principal balance hereof at the rate of interest specified in this Note, notwithstanding any demand for payment, acceleration and/or the entry of any judgment against Borrower, until all principal owing hereunder is paid in full.

(d) If, at any time, any of the rates hereunder shall be finally determined by any court of competent jurisdiction, governmental agency or tribunal to exceed the maximum rate of interest permitted by any applicable laws, then, for such time as such rate(s) would be deemed excessive, application thereof shall be suspended and there shall be charged in lieu thereof the maximum rate of interest permissible under such laws.

2. Procedures; Minimum Borrowing. Borrower shall provide Lender with three days’ written notice of its intent to borrow funds under this Note. Minimum borrowing, under this Note shall be in increments of $1,000,000.

3. Payment. Borrower shall make payment in full of the principal indebtedness on the Maturity Date.

4. Prepayments. This Note may be prepaid in whole or in part at any time and from time to time without penalty.

5. Late Payments. If any payment of principal and/or interest is not received on or before the date ten (10) days following the due date thereof, there shall be immediately added to the obligations a late charge equal to five (5%) percent of the amount past due. All late charges are immediately due and payable without notice or demand.

6. Events of Default. The term “Event of Default” hereunder shall mean the occurrence of one or more of the following:

(a) the nonpayment, when due, of any amount payable under this Note;

(b) Borrower becoming insolvent, making an assignment for the benefit of creditors or filing or having filed against it any petition, actions, or case or proceeding, voluntarily or involuntarily under any law or statute regarding bankruptcy, insolvency, reorganization, receivership or dissolution;

(c) the entry of any final non-appealable judgment against Borrower which may, in the reasonable judgment of Lender, have a material adverse effect on the Borrower or the issuing of any attachment, levy or garnishment against any property of Borrower or the occurrence of any substantial change in the financial condition of Borrower, which in the reasonable judgment of Lender, is materially adverse; or

(d) if any information or signature heretofore or hereafter furnished to Lender from Borrower in connection with any of the Obligations (as hereinafter defined) is materially false or incorrect.

7. Lender’s Rights Upon Default. Upon the occurrence of any Event of Default and without the necessity of giving any prior written notice to Borrower, and in addition to any other rights or remedies available to it at law or in equity, Lender may do any one or all of the following: (i) accelerate the Maturity Date of this Note and all amounts payable hereunder and demand immediate payment thereof, including unpaid interest and Default Rate interest or (ii) pursuant to the Warrant of Attorney contained herein, confess judgment against the Borrower.

8. Application of Funds. All sums realized by Lender on account of this Note, from whatever source received, shall be applied first to any fees, costs and expenses (including attorneys’ fees) incurred by Lender, second to unpaid late charges, third to accrued and unpaid interest and fourth to the repayment of outstanding principal.

9. Attorneys’ Fees and Costs. In the event that Lender engages an attorney to represent it in connection with (a) any default by Borrower under this Note; (b) the enforcement of any of Lender’s rights and remedies under this Note, or the negotiation and preparation of any amendment to this Note; (c) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against Borrower and/or (d) any potential and/or actual litigation arising out of or related to any of the foregoing, this Note or any of the obligations evidenced thereby (the “Obligations”), then Borrower shall be liable to and shall reimburse Lender on demand for all reasonable attorneys’ fees, costs and expenses incurred by the Lender in connection with any of the foregoing.

10. Disclosure for Confession of Judgment. The following sets forth a warrant of authority for any attorney to, after the occurrence and during the continuance of an Event of Default, confess judgment against Borrower. In granting this Warrant of Attorney to Confess Judgment against Borrower, Borrower, following consultation with (or decision not to consult with) separate counsel for Borrower, and with knowledge of the legal effect hereof, hereby waives any and all rights Borrower has, or may have, to prior notice and an opportunity for hearing before entry of judgment, or execution upon any real or personal property of Borrower under the constitutions and laws of the United States and the Commonwealth of Pennsylvania. Borrower specifically acknowledges that Lender has relied on this Warrant of Attorney in granting the financial accommodations described herein.

11. Warrant of Attorney. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD UPON OR AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER, FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE ON THE BORROWER’S OBLIGATIONS, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH ATTORNEYS’ FEES EQUAL TO FIVE (5%) PERCENT OF THE PRINCIPAL AMOUNT THEREOF, BUT NOT LESS THAN TEN THOUSAND ($10,000.00) DOLLARS ADDED FOR LIEN PRIORITY PURPOSES, WITH ACTUAL ATTORNEY’S FEES GOVERNED BY THE PROVISIONS OF THIS NOTE. BORROWER UNCONDITIONALLY AND IRREVOCABLY: (A) WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (B) WAIVES AND RELEASES ALL RELIEF FROM ALL REDEMPTION, APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (C) RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF LENDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED, FROM TIME TO TIME, AS OFTEN AS LENDER SHALL DEEM NECESSARY AND DESIRABLE, AND THIS NOTE SHALL BE A SUFFICIENT WARRANT THEREFORE. LENDER MAY ENTER ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT COUNTIES FOR ALL OR PART OF THE BORROWER’S OBLIGATIONS, WITHOUT REGARD TO WHETHER JUDGMENT HAS BEEN ENTERED ON MORE THAN ONE OCCASION FOR THE SAME BORROWER’S OBLIGATIONS. IN THE EVENT ANY JUDGMENT ENTERED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BORROWER’S BEHALF FOR ANY REASON WHATSOEVER, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER; SUBJECT, HOWEVER, TO THE LIMITATION THAT SUCH SUBSEQUENT ENTRY OR ENTRIES OF JUDGMENT BY LENDER MAY ONLY BE DONE TO CURE ANY ERRORS IN PRIOR PROCEEDINGS, ONLY AND TO THE EXTENT THAT SUCH ERRORS ARE SUBJECT TO CURE IN THE LATER PROCEEDINGS.

12. Waiver of Jury Trial. IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE OTHER OBLIGATIONS IN WHICH BORROWER AND LENDER ARE ADVERSE PARTIES, BORROWER AND LENDER HEREBY WAIVE TRIAL BY JURY.

13. Jurisdiction. In any litigation arising out of or relating to this Note or any of the other Obligations, Borrower hereby consents to the personal jurisdiction of the State and/or Federal courts of the Commonwealth of Pennsylvania.

14. Applicable Law. The substantive Laws of the Commonwealth of Pennsylvania shall govern the construction of this Note and the rights and remedies of the parties hereto.

15. Miscellaneous.

(a) Borrower hereby waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand. Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note.

(b) The rights and privileges of Lender under this Note shall inure to the benefit of its successors and assigns. All representations, warranties and agreements of Borrower made in connection with this Note shall bind Borrower’s successors and assigns.

(c) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

(d) The waiver of any Event of Default or the failure of Lender to exercise any right or remedy to which it may be entitled shall not be deemed to be a waiver of any subsequent Event of Default or of Lender’s right to exercise that or any other right or remedy to which Lender is entitled.

(e) The rights and remedies of Lender under this Note shall be in addition to any other rights and remedies available to Lender at law or in equity, all of which may be exercised singly or concurrently.

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IN WITNESS WHEREOF, Borrower has duly executed this Unsecured Promissory Note as of the day and year first above written and has hereunto set hand and seal.

ENVIRONMENTAL TECTONICS CORPORATION
By:

Name:
Title: